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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 31, 2002

                              VIEWPOINT CORPORATION
             (Exact name of registrant as specified in its charter)

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
    Delaware                                    0-27168                      95-4102687
(state or other juris-                       (Commission                   (I.R.S. Employer
diction of incorporation)                     File Number)                 (Identification No.)
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
498 Seventh Avenue, Suite 1810, New York, NY                           10018
  (Address of principal executive offices)                           (Zip Code)
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Registrant's telephone number, including area code: (212) 201-0800

         --------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         Viewpoint Corporation closed a private placement of convertible notes and warrants with three institutional investors on December 31, 2002. For a complete description of the transaction, reference is made to the Securities Purchase Agreement, Form of Initial Convertible Note, Form of Subsequent/Additional Convertible Note, Form of Initial Warrant, Form of Subsequent/Additional Warrant, Registration Rights Agreement and Pledge Agreement attached hereto as Exhibits 10.1. 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

            The following exhibits are filed herewith:

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

            10.1. Securities Purchase Agreement, dated as of December 31, 2002, by and among Viewpoint Corporation and the Buyers named therein.

            10.2        Form of Initial 4.95% Convertible Note of Viewpoint
                        Corporation.

            10.3 Form of Subsequent/Additional 4.95% Convertible Note of Viewpoint Corporation.

            10.4 Form of Initial Warrant for Common Stock of Viewpoint Corporation.

            10.5 Form of Subsequent/Additional Warrant for Common Stock of Viewpoint Corporation.

            10.6 Registration Rights Agreement, dated as of December 31, 2002, by and among Viewpoint Corporation and the Buyers named therein.

            10.7 Pledge Agreement, dated as of December 31, 2002, by Viewpoint Corporation as Pledgor, in favor of Smithfield Fiduciary LLC as collateral agent, for the benefit of the holders named therein.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VIEWPOINT CORPORATION

                                         /s/ Robert E. Rice
                                         -------------------------------
                                         Robert E. Rice
                                         President and Chief Executive Officer

Dated:  January 2, 2003